UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

August 20, 2007 (August 20, 2007)

Aircastle Limited
(Exact name of registrant as specified in its charter)

Bermuda	001-32959	98-0444035
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

c/o Aircastle Advisor LLC 300 First Stamford Place, Stamford, Connecticut	06902
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code   (203) 504-1020

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]Soliciting material pursuant to Rule 19a-12 under the Exchange Act (17 CFR 240.19a-12)

[ ]Pre-commencement communications pursuant to Rule 19d-2(b) under the Exchange Act (17 CFR 240.19d-2(b))

[ ]Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 -- Registrant's Business and Operations

Item 1.01 Entry Into a Material Definitive Agreement

The description of the 2006-B Third Amendment (as defined below) set forth in Item 2.03 of this Report is incorporated herein by reference.

Section 2 -- Financial Information

Item 2.03 Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant

Aircastle Limited (“Aircastle” or the “Company”) and its subsidiary companies have entered into an amendment to an existing revolving credit facility, as described below.

Third Amendment to the Revolving Credit Facility

Reference is made to the senior revolving credit agreement (the "Revolving Credit Facility"), dated as of December 15, 2006, and amended as of January 22, 2007 and April 5, 2007, by and among the Company and certain of its subsidiary companies and JPMorgan Chase Bank, N.A., Bear Stearns Corporate Lending Inc., and Citicorp North America Inc., providing for an aggregate amount of borrowings not to exceed $250.0 million. The Revolving Credit Facility was filed as Exhibit 10.2 to the Company's Current Report on Form 8-K, filed December 18, 2006; the first amendment to the Revolving Credit Facility was filed as Exhibit 10.2 to the Company’s Current Report on Form 8-K, filed January 25, 2007; and the second amendment to the Revolving Credit Facility was filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed April 11, 2007.  The Revolving Credit Facility and amendments thereto as so filed are incorporated herein by reference.

On August 20, 2007, the Company and the other parties to the Revolving Credit Facility entered into a third amendment to the Revolving Credit Facility (the “2006-B Third Amendment”), extending the Stated Termination Date (as defined therein) to June 15, 2008.

The foregoing summary of certain provisions of the 2006-B Third Amendment is qualified in its entirety by reference to the complete 2006-B Third Amendment filed as Exhibit 10.1 hereto, and is incorporated herein by reference.

Section 9 – Financial Statements and Exhibits

Item 9.01                      Financial Statements and Exhibits

(a)           Not Applicable

(b)           Not Applicable

(c)           Not Applicable

(d)           Exhibits

10.1           Third Amendment, dated as of August 20, 2007, to the Revolving Credit Facility Agreement (2006-B), dated as of December 15, 2006, as amended by the First Amendment dated as of January 22, 2007 and the Second Amendment dated as of April 5, 2007, by and among Aircastle Limited, an exempted company organized and existing under the laws of Bermuda, Aircastle Holding Corporation Limited, an exempted company organized and existing under the laws of Bermuda, Aircastle Ireland Holding Limited, a limited liability company incorporated in Ireland, JPMorgan Chase Bank, N.A., as administrative agent and certain lenders from time to time parties thereto.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AIRCASTLE LIMITED
(Registrant)

/s/ David Walton
David Walton
Chief Operating Officer, General Counsel and Secretary

Date: August 20, 2007

EXHIBIT INDEX

Exhibit Number                                                                                                                                 Exhibit

10.1
Third Amendment, dated as of August 20, 2007, to the Revolving Credit Facility Agreement (2006-B), dated as of December 15, 2006 and as amended by the First Amendment, dated as of January 22, 2007, and the Second Amendment, dated as of April 5, 2007, by and among Aircastle Limited, an exempted company organized and existing under the laws of Bermuda, Aircastle Holding Corporation Limited, an exempted company organized and existing under the laws of Bermuda, Aircastle Ireland Holding Limited, a limited liability company incorporated in Ireland, JPMorgan Chase Bank, N.A., as administrative agent and certain lenders from time to time parties thereto.